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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2007

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                                 LHC GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

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            Delaware                  8082                 71-0918189
 (State or Other Jurisdiction     (Commission           (I.R.S. Employer
       of Incorporation)          File Number)         Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

     On August 1, 2007, LHC Group, Inc. (the "Company") issued a press release reporting on its financial results for the second quarter and six months ended June 30, 2007. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.

     Exhibit 99.1 Press Release, dated August 1, 2007, announcing the Company's financial results for the second quarter and six months ended June 30, 2007.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LHC GROUP, INC.


                                          By: /s/ Barry E. Stewart
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                                              Barry E. Stewart
                                              Executive Vice President and Chief
                                              Financial Officer

Dated:  August 1, 2007



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                                INDEX TO EXHIBITS



       EXHIBIT NO.           DESCRIPTION
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          99.1               Press Release, dated August 1, 2007, announcing the
                             Company's financial results for the second quarter and six months ended June 30, 2007.